Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
13.	Subsequent Events

The Company follows the guidance in FASB ASC 855-10 for the disclosure of subsequent events. The Company evaluated subsequent events through the date the financial statements were issued on November 14, 2023 and determined the Company had the following subsequent events:

Amendment to Convertible Series A preferred stock

On November 7, 2023, the Company amended its article of incorporation to increase the total authorized preferred stock by 2,000,000 shares and modified the conversion price of the convertible series A preferred stock to be no less than $0.25 per share, as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction conducted after the date of the series A preferred stock amendment.

Valley Veterinary Service Acquisition

On November 8, 2023, the Company acquired the animal hospital and related assets of Valley Veterinary Service, Inc., a Pennsylvania corporation by entering into an Asset Purchase Agreement (“Valley Vet APA”) with Michelle Bartus, VMD and Peter Nelson, VMD (“Valley Vet”) in exchange for the payment of $1,000,000 in cash, issuance of restricted shares of the Company’s class A common stock equal to the quotient obtained by dividing $400,000 by the official closing price of one share of class A common stock as reported by the Nasdaq Capital Market on the trading date immediately prior to the closing and assumption of liabilities through the Company’s wholly owned subsidiary IVP PA Holding Company, LLC. Simultaneously, the real estate operations (land and building) utilized by the Valley Vet animal hospital was purchased through a Real Estate Purchase Agreement in exchange for $590,000 from Valley Vet through the Company’s wholly owned subsidiary, IVP PA Properties, LLC.

The total consideration paid for the combined acquisitions from the Valley Vet animal hospital in the amount of $1,990,000 was accounted for as single business combinations, in accordance with ASC Topic 805. The Company will record the assets acquired and liabilities assumed at their respective fair values as of the acquisition date. Due to the timing of the acquisition, the Company’s purchase accounting related to the valuation of the inventory, fixed assets, intangible assets, goodwill and liabilities assumed is not yet complete and subject to revision.

13.	Subsequent Events

The Company follows the guidance in FASB ASC 855-10 for the disclosure of subsequent events. The Company evaluated subsequent events through the date the financial statements were issued and determined the Company had the following subsequent events:

CEO Warrant

On January 1, 2023, the board of directors issued 50,000 shares of Class A common stock issuable upon cashless exercise of a warrant granted to Kimball Carr, Chief Executive Officer (“CEO”) and Chairman of the board of directors, in consideration for his personal guaranty of the Company loans. The warrant expires on January 1, 2028. The Warrant is fully paid and nonassessable shares of Class A common stock at a purchase price per share equal to the price per share of the common stock sold through an initial public offering pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission on a national securities exchange.

March 2023 Financing

In March 2023 the Company issued an additional $650,000 in aggregate principal amount of 6.00% subordinated convertible promissory notes to five (5) separate holders with the same terms outlined in Note 6 regarding the Convertible Debenture.